SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant	[X]

Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

Franklin Limited Duration Income Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
____________________________________________________________
2) Form, Schedule or Registration Statement No.:
____________________________________________________________
3) Filing Party:
____________________________________________________________
4) Date Filed:
____________________________________________________________

FRANKLIN LIMITED DURATION INCOME TRUST IMPORTANT SHAREHOLDER INFORMATION
We have enclosed important information about the Annual Shareholders' Meeting of Franklin Limited Duration Income Trust (the "Fund") scheduled for Tuesday, September 4, 2018 at 1:00 p.m., Pacific time.  These materials discuss the proposals (the "Proposals" or each, a "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card.  A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund.  If you complete, sign and return the proxy card, we'll vote it as you indicated.  If you simply sign, date and return the proxy card, but do not specify a vote on the Proposals listed thereon, your proxy will be voted FOR the Proposals.
We urge you to spend a few minutes reviewing the Proposals in the proxy statement.  Then, please fill out and sign the proxy card and return it to us in the enclosed postage-paid envelope so that we know how you would like to vote.  When shareholders return their proxy cards promptly, the Fund may be able to save money by not having to conduct additional mailings.  Returning your proxy card does not preclude you from attending the meeting or later changing your vote prior to its being cast.
We welcome your comments.  If you have any questions, call Fund Information at (800) DIAL BEN/342-5236.
TELEPHONE AND INTERNET VOTING For your convenience, you may be able to vote by telephone or through the internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

This page intentionally left blank.

FRANKLIN LIMITED DURATION INCOME TRUST
NOTICE OF 2018 ANNUAL SHAREHOLDERS' MEETING
The 2018 Annual Shareholders' Meeting (the "Meeting") of Franklin Limited Duration Income Trust (the "Fund") will be held at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, on Tuesday, September 4, 2018, at 1:00 p.m., Pacific time.
During the Meeting, shareholders of the Fund will vote on the following Proposals:
1.	The election of J. Michael Luttig and Gregory E. Johnson, as Trustees of the Fund, to hold office for the terms specified.
2.	To approve amendments to the fundamental investment restrictions of the Fund (includes eight sub-proposals) as follows:
a.	To amend the fundamental investment restriction regarding borrowing;
b.	To amend the fundamental investment restriction regarding underwriting;
c.	To amend the fundamental investment restriction regarding lending;
d.	To amend the fundamental investment restriction regarding investments in real estate;
e.	To amend the fundamental investment restriction regarding investments in commodities;
f.	To amend the fundamental investment restriction regarding issuing senior securities;
g.	To amend the fundamental investment restriction regarding industry concentration; and
h.	To amend the fundamental investment restriction regarding diversification requirements.

In addition, shareholders will vote on any other matters as may properly come before the Meeting.  The Board of Trustees of the Fund (the "Board") has fixed Wednesday, June 20, 2018, as the record date for the determination of shareholders entitled to vote at the Meeting.
By Order of the Board of Trustees
Karen L. Skidmore
Vice President and Secretary
San Mateo, California
 Dated:  June 28, 2018
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDERS' MEETING TO BE HELD ON SEPTEMBER 4, 2018.
The Fund's Notice of 2018 Annual Shareholders' Meeting, Proxy Statement and form of Proxy are available on the internet at http://www.proxyonline.com/docs/FT2018.pdf. The form of Proxy on the internet site cannot be used to cast your vote.

This page intentionally left blank.

FRANKLIN LIMITED DURATION INCOME TRUST
A Meeting of Shareholders of Franklin Limited Duration Income Trust (the "Fund") will be held on September 4, 2018, at 1:00 p.m., Pacific time, to vote on important Proposals that affect the Fund.  Please read the enclosed materials and cast your vote on the proxy card or voting instruction form.
Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.
The Proposals for the Fund have been carefully reviewed by the Fund's Board of Trustees (the "Board").  The Trustees of the Fund, most of whom are not affiliated with Franklin Templeton Investments, are responsible for looking after your interests as a shareholder of the Fund.  The Board believes these Proposals are in the best interests of shareholders.  The Board unanimously recommends that you vote FOR each Proposal.
Voting is quick and easy.  Everything you need is enclosed.  To cast your vote, simply complete the proxy card or voting instruction form enclosed in this package.  Be sure to sign the card or the form before mailing it in the postage-paid envelope.  If eligible, you may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the web site indicated on your proxy card or voting instruction form, and follow the instructions.
We welcome your comments.  If you have any questions or would like to quickly vote your shares, please call AST Fund Solutions, LLC, our proxy solicitor, toll-free at 800-431-9642.  Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday, and 10:00 a.m. – 4:00 p.m., Eastern time.  Thank you for your participation in this important initiative.
The following Q&A is provided to assist you in understanding the Proposals that affect the Fund.  The Proposals are described in greater detail in the proxy statement.  We appreciate your trust in Franklin Templeton Investments and look forward to continuing to help you achieve your financial goals.
Important information to help you understand and vote on the Proposals
Below is a brief overview of the Proposals to be voted upon.  The proxy statement provides more information on each Proposal.  Your vote is important, no matter how large or small your holdings may be.
On what issues am I being asked to vote?
Shareholders are being asked to vote on the following Proposals:
1.	The election of J. Michael Luttig and Gregory E. Johnson, as Trustees of the Fund, to hold office for the terms specified.
2.	To approve amendments to the fundamental investment restrictions of the Fund (includes eight sub-proposals):
a.	To amend the fundamental investment restriction regarding borrowing;
b.	To amend the fundamental investment restriction regarding underwriting;
c.	To amend the fundamental investment restriction regarding lending;
d.	To amend the fundamental investment restriction regarding investments in real estate;
1

e.	To amend the fundamental investment restriction regarding investments in commodities;
f.	To amend the fundamental investment restriction regarding issuing senior securities;
g.	To amend the fundamental investment restriction regarding industry concentration; and
h.	To amend the fundamental investment restriction regarding diversification requirements.

Has the Board approved the Proposals?
Yes.  The Board has unanimously approved each of the Proposals and recommends that you vote to approve each Proposal for the Fund.
1. The election of J. Michael Luttig and Gregory E. Johnson, as Trustees of the Fund, to hold office for the terms specified.
What role do the Trustees play?
The Trustees have the responsibility for looking after the interests of the Fund's shareholders.  As such, the Trustees have an obligation to serve the best interests of shareholders in providing oversight of the Fund, including approving policy changes.  In addition, the Trustees, among other things, review the Fund's performance, oversee the Fund's activities, and review contractual arrangements with the Fund's service providers.  J. Michael Luttig and Gregory E. Johnson have each been nominated for three-year terms, set to expire at the 2021 Annual Shareholders' Meeting.
What is the affiliation of the Trustees and Franklin Templeton Investments?
The Board is currently, and is proposed to continue to be, composed of over 75% "independent" Trustees and two "interested" Trustees.  Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the Franklin Templeton funds or with Franklin Templeton Investments as fund management.  Independent Trustees have no affiliation with Franklin Templeton Investments and are compensated by the Fund. Gregory E. Johnson is considered to be an interested person of the Trust; therefore, if elected, will continue to be an Interested Trustee.
2. To approve amendments to the fundamental investment restrictions of the Fund.
What are these fundamental investment restrictions?
The Fund is subject to certain investment restrictions that are considered "fundamental" because they may only be changed with shareholder approval.  There are generally eight fundamental investment restrictions that every fund is required to have under the Investment Company Act of 1940 (the "1940 Act").  The Fund is proposing to amend its fundamental investment restrictions regarding:
a.	borrowing
b.	underwriting
c.	lending
d.	investments in real estate
e.	investments in commodities
2

f.	issuing senior securities
g.	industry concentration
h.	diversification requirements
What will be the effect of the amendments to the Fund's current fundamental investment restrictions?
The purpose of the proposed amendments is to update those restrictions that are more restrictive than is currently required and to standardize, to the extent practicable, the Fund's fundamental investment restrictions with those of substantially all other Franklin Templeton funds.  Certain proposed amendments would provide the Fund with additional flexibility to pursue various investments or strategies.  To the extent that the Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks.  Notwithstanding the foregoing, the Fund does not currently anticipate materially changing its investment strategies if the proposed amendments to these fundamental investment restrictions are approved.  The proposed standardized investment restrictions will not affect the Fund's investment goal.
Who is AST Fund Solutions, LLC?
AST Fund Solutions, LLC (the "Solicitor") is a company that has been engaged by the Fund to assist in the solicitation of proxies.  The Solicitor is not affiliated with the Fund or with Franklin Templeton Investments.  In order to hold a shareholder meeting, a certain percentage of the Fund's shares (often referred to as "quorum") must be represented at the meeting.  If a quorum is not attained, the meeting must adjourn to a future date.  The Fund may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their vote.  As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the meeting does not have to be adjourned or postponed.
How many votes am I entitled to cast?
As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) you own of the Fund on the record date.  The record date is June 20, 2018.
How do I vote my shares?
You can vote your shares by completing and signing the enclosed proxy card or voting instruction form and mailing it in the enclosed postage-paid envelope.  If eligible, you may also vote using a touch-tone telephone by calling the toll-free number printed on your proxy card or voting instruction form and following the recorded instructions, or through the Internet by visiting the web site printed on your proxy card or voting instruction form and following the on-line instructions.  You can also vote your shares in person at the special meeting of shareholders.  If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call the Solicitor toll-free at 800-967-5068.
How do I sign the proxy card?
Individual Accounts:  Shareholders should sign exactly as their names appear on the account registration shown on the proxy card or voting instruction form.
Joint Accounts:  Either owner may sign, but the name of the person signing should conform exactly to a name appearing on the account registration as shown on the proxy card or voting instruction form.
All Other Accounts:  The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."
3

PROXY STATEMENT
TABLE OF CONTENTS
Page
EXHIBIT
Exhibit A – Audit Committee Charter	A-1

i

FRANKLIN LIMITED DURATION INCOME TRUST
PROXY STATEMENT
INFORMATION ABOUT VOTING
Who is asking for my vote?
The Board of Trustees (the "Board" or the "Trustees") of Franklin Limited Duration Income Trust (the "Fund"), in connection with the Fund's Annual Meeting of Shareholders (the "Meeting"), has requested your vote.
Who is eligible to vote?
Shareholders of record at the close of business on June 20, 2018, are entitled to be present and to vote at the Meeting or any adjournment of the Meeting.  Each common share of beneficial interest, without par value (the "Common Shares") of record is entitled to one vote, and each fractional Common Share is entitled to a proportional fractional vote, on each Proposal and sub-proposal presented at the Meeting.  The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about July 2, 2018.
On what issue am I being asked to vote?
You are being asked to vote on the following Proposals and sub-proposals:
1.	To elect two nominees to the position of Trustee for the terms specified.
2.	To approve amendments to the fundamental investment restrictions of the Fund (includes eight sub-proposals) as follows:
a.	To amend the fundamental investment restriction regarding borrowing;
b.	To amend the fundamental investment restriction regarding underwriting;
c.	To amend the fundamental investment restriction regarding lending;
d.	To amend the fundamental investment restriction regarding investments in real estate;
e.	To amend the fundamental investment restriction regarding investments in commodities;
f.	To amend the fundamental investment restriction regarding issuing senior securities;
g.	To amend the fundamental investment restriction regarding industry concentration; and
h.	To amend the fundamental investment restriction regarding diversification requirements.

How do the Fund's Trustees recommend that I vote?
The Trustees unanimously recommend that you vote:
FOR the election of each of the two nominees to the position of Trustee for the terms specified.

FOR the approval of amendments to the fundamental investment restrictions of the Fund.
How do I ensure that my vote is accurately recorded?
You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card.  If you are eligible to vote by telephone or through the internet, separate instructions are enclosed.
Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified.  If you specify a vote for a Proposal, your proxy will be voted as you indicate.  If you simply sign, date and return the proxy card, but don't specify a vote on the Proposals, your shares will be voted FOR each Proposal.
May I revoke my proxy?
You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund, which must be received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.
What if my shares are held in a brokerage account?
If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.  Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.
THE PROPOSALS
PROPOSAL 1:  ELECTION OF TRUSTEES
How are nominees selected?
The Board of Trustees of the Fund has a Nominating Committee consisting of Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson, and John B. Wilson, none of whom is an "interested person" of the Fund as defined in the 1940 Act.  Trustees who are not interested persons of the Fund are referred to as "Independent Trustees," and Trustees who are interested persons of the Fund are referred to as "Interested Trustees." The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board.  In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation.  In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee:  (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities.  The Nominating Committee has not adopted any specific policy on the issue of diversity but will take this into account, among other factors, in its consideration of new candidates to the Board.
When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by "Qualifying Fund Shareholders" (as defined below).  Such individuals are evaluated based upon the criteria described above.  To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates.  The Nominating Committee will, however, review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund.  A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information:  (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board; (f) whether the Qualifying Fund Shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.
The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.
The Board has adopted and approved a formal written charter for the Nominating Committee.  A copy of the charter was attached as "Exhibit A" to the proxy statement for the 2017 Annual Shareholders' Meeting.
What is the background of the Fund's nominees and the current members of the Board?
The Board is divided into three classes, each class typically having a term of three years.  Each year the term of office of one class expires.  This year, the terms of two Trustees expire.  J. Michael Luttig and Gregory E. Johnson have each been nominated for three-year terms, set to expire at the 2021 Annual Shareholders' Meeting.  These terms continue, however, until their successors are duly elected and qualified or until a Trustee's resignation, retirement, death or removal, whichever is earlier.  The Fund's nominees are currently members of the Board and have been previously elected by shareholders.  In addition all of the Fund's nominees and other Trustees are also directors and/or trustees of other investment companies within the Franklin Templeton Investments fund complex.

The Interested Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates.  Resources is a publicly traded company whose common shares are listed on the New York Stock Exchange (NYSE:  BEN).  As of May 31, 2018, Rupert H. Johnson, Jr. beneficially owned approximately 105,913,716 (approximately 20%) of the common shares of Resources.  The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership.  Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies.
Rupert H. Johnson, Jr., Chairman of the Board, Trustee and Senior Vice President of the Fund, is the uncle of Gregory E. Johnson, Vice President and Trustee of the Fund.
Each of the Fund's nominees is currently available and has consented to serve as a Trustee of the Fund if elected.  If any of the nominees should become unavailable, the persons named as proxies in the proxy card will vote in their discretion for another person or persons who may be nominated as Trustees.
In addition to personal qualities, such as integrity, in considering candidates for the Board, the Nominating Committee seeks to find persons of good reputation whose experience and background evidences that such person has the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to the fulfillment of a Trustee's duties and fiduciary obligations.  Information on the business activities of the Fund's nominees and other Trustees during the past five years and beyond appears below and it is believed that the specific background of each nominee and Trustee evidences such ability and makes it appropriate for him or her to serve on the Board.  As indicated below, Harris J. Ashton has served as chief executive officer of New York Stock Exchange listed public corporations; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high-level legal positions with departments of the U.S. government; John B. Wilson has served as chief operating officer of a New York Stock Exchange-listed public corporation, as well as chief financial officer of a NASDAQ-listed public corporation; J. Michael Luttig has 17 years of judicial experience as a Federal Appeals Court Judge; Mary C. Choksi has served as the managing director of investment management firms; Terrence J. Checki has served as a senior executive of a Federal Reserve Bank and has vast experience evaluating economic forces and their impacts on markets, including emerging markets; and Rupert H. Johnson, Jr. and Gregory E. Johnson are high-ranking executive officers of Franklin Templeton Investments.
Listed below, for each nominee and Trustee, is his or her name, year of birth and address, as well as position and length of service with the Fund, a brief description of recent professional experience, the number of portfolios in the Franklin Templeton Investments fund complex that he or she oversees, and other directorships held.
Nominee for Independent Trustee to serve until the 2021 Annual Shareholders' Meeting:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	137	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Nominee for Interested Trustee to serve until the 2021 Annual Shareholders' Meeting:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
***Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Vice President	Trustee since 2013 and Vice President since 2003	151	None
Principal Occupation During at Least the Past 5 Years:
 Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

Independent Trustees serving until the 2020 Annual Shareholders' Meeting:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since October 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).
Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013 -present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	137	Avis Budget Group Inc. (car rental) (2007-present) and Omnicom Group Inc. (advertising and marketing communications services) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	137
The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017 – present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Trustee serving until the 2020 Annual Shareholders' Meeting:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Rupert H. Johnson, Jr., (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Senior Vice President	Chairman of the Board since 2013 and Trustee and Senior Vice President since 2003	137	None
Principal Occupation During at Least the Past 5 Years:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Independent Trustees serving until the 2019 Annual Shareholders' Meeting:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2003	137	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	137
Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	112	None
Principal Occupation During at Least the Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing)(2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.  These portfolios have a common investment manager or affiliated investment managers.
** Rupert H. Johnson, Jr. is considered to be interested person of the Fund under the federal securities laws due to his positions as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager.
*** Gregory E. Johnson is considered to be interested person of the Fund under the federal securities laws due to his positions as an officer and director of Resources, which is the parent company of the Trust's investment manager.
Note 1:  Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2:  Officer information is current as of the date of this proxy statement.  It is possible that after this date, information about officers may change.

Note 3:  Rupert H. Johnson, Jr. was elected as a Trustee at the 2017 Annual Shareholders' Meeting by then-existing preferred shareholders.
The following tables provide the dollar range of equity securities beneficially owned by the nominees and Board members on May 30, 2018.
Independent Trustees
Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	None	Over $100,000
Terrence J. Checki	None	None
Mary C. Choksi	None	Over $100,000
Edith E. Holiday	None	Over $100,000
J. Michael Luttig	None	Over $100,000
Larry D. Thompson	$1 - $10,000	Over $100,000
John B. Wilson	None	Over $100,000
Interested Trustees
Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Gregory E. Johnson	None	Over $100,000
Rupert H. Johnson, Jr.	None	Over $100,000
Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals.  In February 1998, this policy was formalized through adoption of a requirement that each Board member invest one-third of the fees received for serving as a trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds (which may include the Fund) until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member.
Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members.  In implementing such policy, a Board member's holdings existing on February 27, 1998 were valued as of such date with subsequent investments valued at cost.
How often do the Trustees meet and what are they paid?
The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of all shareholders.  The Trustees anticipate meeting at least eight times during the current fiscal year to review the operations of the Fund and the Fund's investment performance.  The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers.

The Fund's Independent Trustees constitute the sole independent Board members of 26 registrants in the Franklin Templeton Investments fund complex, for which each Independent Trustee currently is paid a $304,000 annual retainer, together with a $7,000 per meeting fee for attendance at Board meetings, a portion of which is allocated to the Fund.  To the extent held, compensation may also be paid for attendance at specially held Board meetings.  The Fund's Lead Independent Trustee is paid an annual supplemental retainer of $50,000 for service, a portion of which is allocated to the Fund.  Trustees who serve on the Audit Committee of the Fund and such other funds receive a flat fee of $3,000 per Audit Committee meeting attended in person or telephonic, a portion of which is allocated to the Fund.  John B. Wilson, who serves as chairman of the Audit Committee of the Fund and such other funds, receives an additional fee of $50,000 per year, a portion of which is allocated to the Fund.  Members of the Audit Committee of the Fund and such other funds, receives an additional fee of $10,000 per year, a portion of which is allocated to the Fund.  Independent Trustees are also reimbursed for expenses incurred in connection with attending Board and Audit Committee meetings, educational conferences, seminars and meetings.
During the fiscal year ended December 31, 2017, there were eight meetings of the Board, four meetings of the Audit Committee, and no meetings of the Nominating Committee.  Each Trustee then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.
The Fund does not currently have a formal policy regarding Trustees' attendance at annual shareholders' meetings.  None of the Trustees attended the Fund's last annual shareholders' meeting held on October 5, 2017.
Certain Interested Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in the management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments.  The Investment Manager or its affiliates pay the salaries and expenses of the officers.  No pension or retirement benefits are accrued as part of Fund expenses.
The table below indicates the total fees paid to the Independent Trustees by the Fund individually and by all of the funds in Franklin Templeton Investments.  These Trustees also serve or have served as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times.  The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high-caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.
Name of Trustee	Aggregate Compensation From the Fund(1)	Total Compensation from Franklin Templeton Investments Fund Complex(2)	Number of Boards within Franklin Templeton Investments Fund Complex on which Trustee Serves(3)
Harris J. Ashton	2,472	493,000	40
Terrence J. Checki	N/A	11,309	26
Mary C. Choksi	2,472	513,000	40
Edith E. Holiday	2,472	538,000	40
J. Michael Luttig	2,516	525,000	40
Larry D. Thompson	2,481	508,000	40
John B. Wilson	2,602	398,000	26
_______________________

(1)	Effective December 31, 2017, the Fund changed its fiscal year-end from March 31 to December 31. Reflects compensation received for the period from January 1, 2017 to December 31, 2017.
(2)	Compensation received for the calendar year ended December 31, 2017.
(3)
We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex.  This number does not include the total number of series or funds within each investment company for which the Board members are responsible.  Franklin Templeton Investments currently includes 45 U.S. registered investment companies, with approximately 166 U.S. based funds or series.

Who are the Executive Officers of the Fund?
Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board.  Listed below, for each Executive Officer, are his or her name, year of birth, address, a brief description of his or her recent professional experience, and his or her position and length of service with the Fund:
Name, Year of Birth and Address	Position	Length of Time Served
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012
Principal Occupation During at Least the Past 5 Years:
 Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009
Principal Occupation During at Least the Past 5 Years:
 Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009
Principal Occupation During at Least the Past 5 Years:
 Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Vice President	Trustee since 2013 and Vice President since 2003
Principal Occupation During at Least the Past 5 Years:
 Please refer to the table "Nominee for Interested Trustee to serve until the 2021 Annual Shareholders' Meeting" for additional information about Mr. Gregory E. Johnson.

Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Senior Vice President	Chairman of the Board since 2013 and Trustee and Senior Vice President since 2003
Principal Occupation During at Least the Past 5 Years:
 Please refer to the table "Interested Trustee serving until the 2020 Annual Shareholders' Meeting" for additional information about Mr. Rupert H. Johnson, Jr.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributor, Inc. and Franklin Templeton Investors Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer - Investment Management	Since 2003
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006
Principal Occupation During at Least the Past 5 Years:
 Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011
Principal Occupation During at Least the Past 5 Years:
 Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Note 1:  Officer information is current as of the date of this proxy statement.  It is possible that after this date, information about officers may change.
What is the required vote on Proposal 1?
For Proposal 1, provided that a quorum is present, Trustees must be elected by not less than a plurality of the votes cast of the shares entitled to vote thereon.  A plurality vote means that the nominees with the most votes will be elected to the available seats. If the number of nominees is the same as the number of available seats, it is likely that all nominees will be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees standing for election if they choose to do so.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1.

INTRODUCTION TO PROPOSAL 2
Proposal 2 contains eight sub-proposals to change the Fund's fundamental investment restrictions. The Board and the Investment Manager believe that there are several advantages to revising the Fund's fundamental investment restrictions at this time.  First, by updating their language now, the Fund may be able to minimize the costs and delays associated with obtaining future shareholder approval to revise fundamental investment restrictions that have become outdated or inappropriate.  Second, the Board and the Investment Manager believe that an investment manager's ability to manage a fund's assets in a changing investment environment may be enhanced because the Fund, to the extent it is currently subject to more restrictive or outdated restrictions, will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board, rather than shareholder, approval when necessary to revise certain investment policies or strategies.  Finally, the standardized fundamental investment restrictions are expected to enable the Fund and its service providers to more efficiently and more easily monitor portfolio compliance across the entire Franklin Templeton fund complex and help avoid conflicts among restrictions whose language varies only slightly from one to another.
The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Fund to have fundamental restrictions and are substantially similar to the fundamental investment restrictions of other Franklin Templeton funds that have recently amended their fundamental investment restrictions or have recently been created.  The Board and the Investment Manager anticipate that the proposed changes in the fundamental investment restrictions will not materially change the manner in which the Fund is currently managed and operated.  Although the proposed amendments will give the Fund greater flexibility to respond to possible future investment opportunities, the Board and the Investment Manager also do not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in the Fund at this time.

However, should the Investment Manager believe that the way the Fund is managed in the future should be modified, the Investment Manager would continue to request approval by the Board of any such material modification.
PROPOSAL 2:  TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 2A – 2H)
The Board has approved, and recommends that shareholders approve, amendments to the Fund's fundamental investment restrictions regarding:  (a) borrowing, (b) underwriting, (c) lending, (d) investments in real estate, (e) investments in commodities, (f) issuing senior securities, (g) industry concentration and (h) diversification requirements.
Sub-proposal 2a:  To amend the fundamental investment restriction regarding borrowing
The 1940 Act permits closed-end funds to engage in leverage, subject to certain limitations and asset coverage requirements.  In addition, borrowing limitations adopted by a fund must be fundamental.  The 1940 Act requirements for closed-end fund borrowing generally are designed to protect shareholders and their investment by ensuring that the closed-end fund maintains adequate asset coverage for its borrowings, while also providing certain rights to the closed-end fund's lenders.
The Fund's current fundamental investment restriction regarding borrowing is as follows:
The Fund may not: Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
The proposed standardized fundamental investment restriction regarding borrowing is as follows:
The Fund may not: Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
What effect will amending the current borrowing restriction have on the Fund?
The proposed restriction would separate the Fund's fundamental investment restriction on borrowing from its fundamental investment restriction on senior securities, and establish it as a separate fundamental investment restriction.  In all other respects, however, the proposed investment restriction for the Fund is substantially the same as the Fund's current restriction, but conforms the investment restriction to the separate investment restriction on borrowing used by other Franklin Templeton funds.
Sub-proposal 2b:  To amend the fundamental investment restriction regarding underwriting
Under the 1940 Act, a fund's policy concerning underwriting is required to be fundamental.  Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from the issuer with the intention of reselling the securities to the public.  From time to time, a fund may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors.  Under these or other circumstances, the fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws.  Staff interpretations of the U.S. Securities and Exchange Commission (the "SEC") have clarified, however, that resales of privately placed securities by institutional investors, such as the Fund, do not make the institutional investor an underwriter in these circumstances.
The Fund's current fundamental investment restriction regarding underwriting is as follows:
The Fund may not: Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.
The proposed standardized fundamental investment restriction regarding underwriting is as follows:
The Fund may not: Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
What effect will amending the current underwriting restriction have on the Fund?
The proposed fundamental investment restriction is substantially similar to the current investment restriction.
Sub-proposal 2c:  To amend the fundamental investment restriction regarding lending
Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans.  In addition to a loan of cash, the term "loan" may, under certain circumstances, be deemed to include certain transactions and investment-related practices.  Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments, entering into repurchase agreements, and making direct loans to borrowers.
The Fund's current fundamental investment restriction regarding lending is as follows:
The Fund may not: Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan.  The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.
The proposed fundamental investment restriction regarding lending is as follows:
The Fund may not: Make loans, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
What effect will amending the current lending restriction have on the Fund?
The proposed fundamental investment restriction provides the Fund with maximum flexibility to engage in lending to the full extent permitted by applicable law. This recognizes the Fund's traditional emphasis on investing in debt instruments, and more readily facilitates investments in newer forms of debt instruments as they become available. The change to the fundamental investment restriction regarding lending would permit investments in additional forms of debt instruments, including direct non corporate loans and other asset classes that may be broader or less liquid.  Lending may generally subject the Fund to: credit and default risk (i.e., the risk that the borrower may be unable to repay its loan, and that the Fund may be limited in its ability to recover any outstanding principal and interest under the loan);

illiquidity risk (i.e., the risk that it may be difficult for the Fund to sell or assign the loan); interest rate risk (i.e., the risk that the value of the loan may decline if interest rates rise); and enforcement risk (i.e., the risk that the Fund may only be able to enforce its rights in the loan through an intermediary lender, and thus may assume the credit risk of both the lender and the borrower).  In addition, securities lending may involve risks of delay in recovery or loss of rights in collateral in the event of default or insolvency of the borrower.
Sub-proposal 2d:  To amend the fundamental investment restriction regarding investments in real estate
Under the 1940 Act, a fund's restriction regarding investments in real estate must be fundamental.  The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly.  The Fund's current fundamental investment restriction relating to real estate generally prohibits the Fund from purchasing or selling real estate unless acquired as a result of ownership of securities or other instruments, although it does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or real estate interests, or investing in securities that are secured by real estate or real estate interests.
The Fund's current fundamental investment restriction regarding investments in real estate is as follows:
The Fund may not: Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
The proposed standardized fundamental investment restriction regarding investments in real estate is as follows:
The Fund may not: Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.
What effect will amending the current real estate restriction have on the Fund?
The proposed fundamental investment restriction for the Fund is substantially the same as the Fund's current fundamental investment restriction, but conforms the investment restriction to that used by other Franklin Templeton funds.
Sub-proposal 2e:  To amend the fundamental investment restriction regarding investments in commodities
Under the 1940 Act, a fund must have a fundamental investment restriction governing investments in commodities. The 1940 Act does not prohibit a fund from investing in commodities.
The Fund's current fundamental investment restriction regarding commodities is as follows:
The Fund may not: Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
The Fund's Investment Manager and Board are recommending that the Fund amend its current fundamental investment restriction regarding investments in commodities to provide the Fund with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund's investment goal and subject to oversight by the Board.  Since the adoption of the Fund's current fundamental investment restriction regarding commodities, the financial markets and related regulation by the SEC, the U.S. Commodity Futures Trading Commission and other governmental agencies have evolved, and new types of financial instruments have become available as potential investment opportunities, including commodity-linked instruments.  Under the proposed restriction, if current applicable law were to change, the Fund would be able to conform to any such new law without shareholders taking further action.
The proposed standardized fundamental investment restriction regarding investments in commodities is as follows:
The Fund may not: Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
What effect will amending the current commodities restriction have on the Fund?
The proposed fundamental investment restriction would clarify the ability of the Fund to engage in transactions involving currencies and other derivative transactions, such as futures contracts, forward contracts, commodity options and swaps, subject to oversight by the Board.  Notwithstanding the potential flexibility provided by the proposed fundamental investment restriction, the Fund is subject to limitations established from time to time by the Board regarding the use of derivatives.  It is not anticipated that the adoption of the proposed fundamental investment restriction would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated.
Sub-proposal 2f:  To amend the fundamental investment restriction regarding issuing senior securities
The 1940 Act requires a fund to have an investment restriction describing its ability to issue senior securities.  A senior security is any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.  The 1940 Act generally permits closed-end funds to issue senior securities, subject to certain requirements as to terms and asset coverage.
The Fund's current fundamental investment restriction regarding issuing senior securities is as follows:
The Fund may not: Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
The proposed standardized fundamental investment restriction regarding issuing senior securities is as follows:

The Fund may not: Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
What effect will amending the current senior securities restriction have on the Fund?
The proposed fundamental investment restriction would separate the Fund's fundamental investment restriction on senior securities from its fundamental investment restriction on borrowing, and establish it as a separate fundamental investment restriction.  In all other respects, however, the proposed fundamental investment restriction for the Fund is substantially the same as the Fund's current fundamental investment restriction, but conforms the investment restriction to the separate investment restriction on senior securities used by other Franklin Templeton funds.
Sub-proposal 2g:  To amend the fundamental investment restriction regarding industry concentration
Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental.  The SEC staff takes the position that a fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, and certain tax-exempt securities) in any particular industry.  A fund is not permitted to concentrate its investments in any particular industry unless it discloses its intention to do so, and the SEC staff generally takes the position that a fund may not reserve the right to concentrate its investments in the future.
The Fund's current fundamental investment restriction regarding industry concentration is as follows:
The Fund may not: Concentrate its investments in a particular "industry," as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (this limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities).
The proposed standardized fundamental investment restriction regarding industry concentration is as follows:
The Fund may not: Invest more than 25% of the Fund's total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).
What effect will amending the current industry concentration restriction have on the Fund?
The proposed fundamental investment restriction for the Fund will standardize and clarify the scope of the Fund's restriction by clarifying that "concentration" means investing more than 25% of the concentrating Fund's total assets in securities of companies operating in one industry or group of related industries.  Also, the changes will conform the Fund's fundamental investment restriction on concentration to that of other Franklin Templeton funds.
Sub-proposal 2h:  To amend the fundamental investment restriction regarding diversification requirements
The 1940 Act requires each investment company to classify itself as either a "diversified" or "non-diversified" fund.  If a fund is "diversified," then it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund's total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer.  Up to 25% of a fund's total assets may be invested without regard to these limitations.  Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.
The Fund's current fundamental investment restriction regarding industry concentration is as follows:
The Fund may not: With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.  For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.
The proposed standardized fundamental investment restriction regarding industry concentration is as follows:
The Fund may not: Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.
What effect will amending the current diversification restriction have on the Fund?
The Fund operates as a diversified investment company, as reflected in its current fundamental investment restriction regarding diversification.  The proposed standardized diversification restriction for the Fund is substantially the same as the Fund's current restriction; however, the changes will conform the Fund's fundamental policy on issuer diversification to that of other Franklin Templeton funds, and expressly adds to the investment company exclusion those investment companies that are excluded from registration under Section 3(c) of the 1940 Act.
What is the required vote on sub-proposals 2a – 2h?
To amend a fundamental investment restriction, the Fund must receive an affirmative vote of a "majority of the outstanding voting securities of the Fund," which is defined in the 1940 Act as the lesser of:  (A) 67% or more of the outstanding voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (a "1940 Act Majority Vote").
If a sub-proposal within Proposal 2 is not approved by shareholders, the current fundamental investment restriction(s) to which such sub-proposal relates will remain in effect for the Fund.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" SUB-PROPOSALS 2A – 2H.

ADDITIONAL INFORMATION ABOUT THE FUND
The Investment Manager.  The Investment Manager is Franklin Advisers, Inc., a California corporation, whose principal address is One Franklin Parkway, San Mateo, CA 94403.  The Investment Manager is a wholly owned subsidiary of Resources.
The Administrator.  The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), whose principal address is also One Franklin Parkway, San Mateo, CA 94403.  Under an agreement with the Fund, FT Services performs certain administrative functions, such as portfolio recordkeeping, for the Fund.  FT Services is an indirect wholly owned subsidiary of Resources.
The Transfer Agent and Custodian.  The transfer agent, registrar and dividend disbursement agent for the Common Shares is American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.
The Bank of New York Mellon, Corporate Trust Dealing & Trading-Auctions, 101 Barclay Street, 7W, New York, NY 10286, acts as the custodian of the Fund's securities and other assets.
Reports to Shareholders and Financial Statements.  The Fund's last audited financial statements, semi-annual report for the period ended September 30, 2017, and annual report for the fiscal year ended December 31, 2017 are available free of charge.  To obtain a copy, visit the Fund's website at www.franklintempleton.com, or call toll-free (800) DIAL BEN/342-5236 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.
Principal Shareholders.  As of June 20, 2018, the Fund had 22,604,126 Common Shares, and total net assets of $265,526,419.  The Fund's Common Shares are listed on the NYSE MKT (symbol:  FTF).  From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding.  To the knowledge of the Fund's management and/or based on public filings, as of June 20, 2018, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding Common Shares, except as shown in the following table:
Name and Address	Amount and Nature of Beneficial Ownership
Cede & Co. P.O. Box 20 Bowling Green Station New York, NY 10004-1408	22,592,667.67

In addition, to the knowledge of the Fund's management, as of June 20, 2018, no Trustee of the Fund owned 1% or more of the outstanding Common Shares of the Fund, and the Officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding Common Shares of the Fund.
Contacting the Board.  If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Fund's offices, One Franklin Parkway, San Mateo, California 94403.  The correspondence will then be given to the Board for its review and consideration.

AUDIT COMMITTEE
The Board has a standing Audit Committee currently consisting of Messrs.  Luttig, Thompson and Wilson (Chairman), all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by NYSE MKT's listing standards.  The Fund's Audit Committee is responsible for the appointment, compensation and retention of the Fund's independent registered public accounting firm ("auditors"), including evaluating their independence, recommending the selection of the Fund's auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal auditing.
Selection of Auditors.  The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") as auditors of the Fund for the current fiscal year.  Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.
Audit Fees.  The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $77,078 for the fiscal year ended December 31, 2017 and $77,702 for the fiscal year ended March 31, 2017.
Audit-Related Fees.  There were no aggregate fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under "Audit Fees" above for the fiscal years ended December 31, 2017 and March 31, 2017.
There were no fees paid to PwC for assurance and related services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund that are reasonably related to the performance of the audit of their financial statements for the fiscal years ended December 31, 2017 and March 31, 2017.
Tax Fees.  There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2017 and March 31, 2017.
There were no fees paid to PwC for professional services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2017 and March 31, 2017.
All Other Fees.  There were no aggregate fees paid to PwC for products and services rendered by PwC to the Fund not reported in previous paragraphs for the fiscal year ended December 31, 2017 and March 31, 2017.
The aggregate fees paid to PwC for products and services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund other than services reported in previous paragraphs were $0 for the fiscal year ended December 31, 2017 and $225,000 for the fiscal year ended March 31, 2017.  The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process, derivatives assessment, and the review of system processes related to fixed income securities.

The Fund's Audit Committee is directly responsible for approving the services to be provided by the auditors, including:
(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be provided to the Fund by the auditors
(iii)
pre-approval of all non-audit related services to be provided by the auditors to the Fund, to the Investment Manager or to any entity that controls, is controlled by or is under common control with the Investment Manager and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

(iv)
establishment by the Audit Committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Audit Committee; provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service and such policies and procedures do not include delegation of Audit Committee responsibilities, as contemplated under the Securities Exchange Act of 1934, as amended, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

None of the services provided to the Fund described in the preceding paragraphs (other than under "Audit Fees" above) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
Aggregate Non-Audit Fees.  The aggregate non-audit fees of $0 for the fiscal year ended December 31, 2017 and $255,000 for the fiscal year ended March 31, 2017 were paid to PwC for services rendered by PwC to the Fund and the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund.
The Audit Committee has considered whether the provision of the non-audit services that were rendered to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC's independence.
Audit Committee Report.  The Board has adopted and approved a revised formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities.  A copy of the charter is attached as "Exhibit A" to the proxy statement.
The Audit Committee reviewed and discussed the Fund's audited financial statements with management, as well as with PwC, the Fund's auditors.  The Audit Committee discussed with PwC the matters required to be discussed by the statement on Auditing Standards No. 16, as amended, as adopted by the Public Company Accounting Oversight Board.
The Audit Committee received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC's communications with the Audit Committee concerning independence.  The Audit Committee also received the report of PwC regarding the results of their audit.  In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with PwC the independence of PwC, as well as the following:  the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.
Based on its review and discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements.
Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2017 for filing with the SEC.
AUDIT COMMITTEE
J. Michael Luttig
Larry D. Thompson
John B. Wilson (Chairman)
ADDITIONAL INFORMATION ABOUT THE BOARD
Board Role in Risk Oversight.  The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with the Board and its counsel.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the Investment Manager's initiative.  In addition, the Audit Committee of the Board meets regularly with the Investment Manager's internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Fund.
With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund.  In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk.  To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund's risk profile, the Board generally is consulted with respect to such change.  To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments.  In addition, the Investment Manager's investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives.
With respect to valuation, the Fund's administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value.  Such reports also include information concerning illiquid securities within the Fund's portfolio.  The Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities.  In addition, the Fund's Audit Committee reviews valuation procedures and results with the Fund's independent auditors in connection with the Audit Committee's review of the results of the audit of the Fund's year-end financial statements.
With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager's compliance group and meets regularly with the Fund's Chief Compliance Officer ("CCO") to discuss compliance issues, including compliance risks.  As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board.  The Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund's service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
The Investment Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level.  Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.
Board Structure.  Seventy-five percent or more of Board members are Independent Trustees who are not deemed to be "interested persons" by reason of their relationship with the Fund's management or otherwise as provided under the 1940 Act.  While the Chairman of the Board is an interested person, the Board is also served by a Lead Independent Trustee.  The Lead Independent Trustee, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with Fund management with respect to questions and issues raised by the Independent Trustees.  The Lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed.  It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.
FURTHER INFORMATION ABOUT VOTING AND THE MEETING
Solicitation of Proxies.  Your vote is being solicited by the Board.  The cost of soliciting these proxies, including the fees of any proxy soliciting agent, is borne by the Fund.  The Fund reimburses brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute their proxies.  In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies.  The Fund expects that the solicitation would be primarily by mail, but may also be conducted via telephone, telecopy, electronic or oral solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote.  If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $72,000 or less, plus expenses.  The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager, involved in the solicitation of proxies.  The Fund intends to pay all costs associated with the solicitation and the Meeting.
Voting by Broker-Dealers.  The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that the broker-dealers are only permitted to vote on Proposal 1 to be considered at the Meeting on behalf of their customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.
Quorum.  A majority of the shares entitled to vote – present in person or represented by proxy – constitutes a quorum at the Meeting.  The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee has voted such shares in its discretion on Proposal 1, but (iii) the broker or nominee does not have discretionary voting power on other matters), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.
Method of Tabulation.  The vote required to approve each Proposal is set forth in the discussion of the Proposal above.  Generally, abstentions and broker non-votes on each Proposal will be treated as votes present at the Meeting, but will not be treated as votes cast.  Therefore, abstentions and broker non-votes may have the same effect as a vote "against" Proposal 2 (including the related sub-proposals), but will not have an effect on Proposal 1, which requires a plurality of votes cast for approval.
Adjournment.  Whether or not a quorum is present at the Meeting, the Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of shares entitled to vote holding not less than a majority of the shares present in person or by proxy at the Meeting, or by the Chairman of the Board, the President of the Fund in the absence of the Chairman or certain other authorized officers.  The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received.
With respect to adjournments, the Fund or its officers, as applicable, will adhere to the guidelines provided in the 1973 Release, and weigh carefully the decision whether to adjourn a shareholder meeting for the purpose of soliciting shareholders to obtain additional proxies.  In any such case, the persons named as proxies and/or the officers of the Fund will consider whether an adjournment and additional solicitation is reasonable and in the interest of shareholders, or whether such procedures would constitute an abuse of office.
Shareholder Proposals.  The Fund anticipates that its next annual shareholders' meeting will be held on or about October 4, 2019.  Shareholder proposals to be presented at the next annual shareholders' meeting must be received at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, Attention:  Secretary, no later than March 4, 2019, in order to be considered for inclusion in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting.
A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by March 4, 2019, as described above, may nonetheless present a proposal at the Fund's 2019 Annual Shareholders' Meeting if such shareholder notifies the Fund of such proposal in writing at the Fund's offices not earlier than March 22, 2019, and not later than April 22, 2019.  If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders' meeting.  If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2019 Annual Shareholders' Meeting, the persons designated as proxy holders for proxies solicited by the Board for the 2019 Annual Shareholders' Meeting may exercise discretionary voting power with respect to any shareholder proposal not received by the Fund at the Fund's offices by May 17, 2019.  A shareholder proposal may be presented at the 2019 Annual Shareholders' Meeting only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

In addition to the requirements set forth above, a shareholder must comply with the following:
1.
A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement; and (iii) have been a shareholder of record at the time the shareholder's notice was received by the secretary of the Fund.

2.
Each notice given by a shareholder regarding nominations for the election of Trustees shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of shares of the Fund which are beneficially owned by each such nominee; (iv) whether such shareholder believes each such nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act); (v) the written and signed consent of each such nominee, to be named as a nominee and to serve as a Trustee if elected; and (vi) all such other information regarding each such nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Board.  In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund.

3.
Each notice given by a shareholder regarding business proposals shall set forth in writing as to each matter:  (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business; (iii) the number of shares of the Fund that are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Board.

Submission of a proposal or nomination by a shareholder does not guarantee that the proposal or nomination will be included in the Fund's proxy statement or presented at the meeting.
No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters in accordance with the views of management.
By order of the Board of Trustees,
Karen L. Skidmore
Vice President and Secretary
Dated:  June 28, 2018
 San Mateo, California

EXHIBIT A
FRANKLIN TEMPLETON INVESTMENTS
 AUDIT COMMITTEE CHARTER
I	The Committee.
The Audit Committee ("Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board").1 The Committee shall consist of such number of members as set by the Board from time to time, but in no event fewer than three (NYSE-listed Funds only), and its members shall be selected by the Board.  The Committee shall be comprised entirely of members who satisfy the requirements for independence set out in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the "1934 Act") ("Disinterested Board members").2 Each member of the Committee must be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee.  At least one member of the Committee must be an "audit committee financial expert," as determined by the Board and as defined in Item 3(b) of U.S. Securities and Exchange Commission ("SEC") Form N-CSR.  The Committee will make recommendations to the Board for its approval with respect to such audit committee financial expert determinations at least annually.
If a Committee member of an NYSE-listed Fund simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Fund's Committee.  When a member serves on multiple boards in the same fund complex, such service will be counted as one board for these purposes (NYSE-listed Funds only).
II	Purposes of the Committee.
The function of the Committee is to assist Board oversight of the Fund's financial statements and accounting and auditing processes, which shall include being directly responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm ("auditors") engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund.  It is management's responsibility to prepare the Fund's financial statements in accordance with generally accepted accounting principles ("GAAP") and to maintain appropriate systems for accounting and internal controls.  It is the auditors' responsibility to express an opinion on the Fund's financial statements, to plan and carry out an audit in accordance with the standards of the SEC and the Public Company Accounting Oversight Board ("PCAOB") and to report

[1]
This document serves as the Charter for the Committee of each U.S. registered investment company (a "Fund") within Franklin Templeton Investments, and each series thereof as applicable, including certain Exchange-listed Funds included on Appendix A hereto.

[2]
Each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board, or any other Board committee: (A) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund or any subsidiary thereof, provided that, unless the rules of the applicable national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Fund (provided that such compensation is not contingent in any way on continued service); or (B) be an "interested person" of the Fund as defined in section 2(a)(19) of the Investment Company Act of 1940.

directly to the Committee.  It is not the duty of the Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and in accordance with GAAP.
Consistent with such allocation of functions, the purposes of the Committee are:
(a) To oversee the Fund's accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;
(b) To oversee or, as appropriate, assist Board oversight of the quality, objectivity and integrity of the Fund's financial statements and the independent audit thereof;
(c) To oversee or, as appropriate, assist Board oversight of the Fund's compliance with legal and regulatory requirements (primarily as they relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits);
(d) To approve prior to appointment the engagement of the Fund's auditors and, in connection therewith, to review and evaluate the auditors' qualifications, independence and performance, taking into account the opinions of management;
(e) To act as a liaison between the Fund's auditors and the Board;
(f) to prepare, or authorize the preparation of, the disclosure required by Item 407(d)(3)(i) of Regulation S-K (the "Audit Committee Report") for inclusion in the Fund's annual proxy statement (NYSE- and NYSE American-listed Funds only); and
(g) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.
In addition, the Committee shall serve as the Fund's Qualified Legal Compliance Committee ("QLCC") pursuant to Section 205 of the SEC's Standards of Professional Conduct for Attorneys Appearing and Practicing before the Commission in the Representation of an Issuer (the "Standards").  In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation.  "Evidence of a material violation" means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar) duty to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.
III	Powers and Duties.
The Committee shall have the following powers and duties to carry out its purposes:
(a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence and qualifications of the auditors in accordance with applicable federal securities laws and regulations and the rules and standards of the PCAOB.
(b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be provided to the Fund by the auditors;
(iii)
pre-approval of all non-audit related services to be provided by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

(iv)	if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above:
(A) establishment by the Committee of policies and procedures to pre-approve such services, provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the 1934 Act), to management; or
(B) delegation by the Committee to one or more designated members of the Committee who are Disinterested Board members of authority to pre-approve such services, provided the Committee is informed of the decisions of any member pursuant to such delegated authority no later than its next scheduled meeting; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.
(c) To meet with the auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund's financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors' comments with respect to the Fund's financial, accounting and reporting policies, procedures and internal controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render.
(d) To meet to review and discuss the Fund's annual audited financial statements with management and the auditors, including reviewing the Fund's disclosures under "Management's Discussion of Fund Performance" ("MDFP") in its annual shareholder report (All Funds).  To meet to review and discuss the Fund's semi-annual financial statements with management, including reviewing the Fund's MDFP disclosures in its semi-annual shareholder report, as applicable (NYSE-listed Funds and New Jersey/Alternative Strategies Funds only).  Such meetings may be telephonic.
(e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

(f) To receive and consider reports from the auditors:
(i)	as required by generally accepted accounting standards, including Auditing Standard ("AS") No. 1301 (Communications with Audit Committees);
(ii)	annually and by update as required by SEC Regulation S-X, regarding:
(A) all critical accounting policies and practices of the Fund to be used;
(B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors;
(C) other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and
(D) all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X;
(iii)	at least annually regarding the auditors' internal quality-control procedures; and
(iv)
at least annually regarding any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues.

(g) To review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund's selection or application of accounting principles, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies; and (ii) analyses prepared by management and/or the auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.
(h) In considering the independence of the auditors:
(i)
at least annually to receive from the auditors a formal written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund's investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund that, in the auditors' judgment, could be thought to bear upon the auditors' independence;
(ii)
to receive and consider, if applicable, periodic reports from the auditors regarding whether the provision of non-audit services (including tax services) is compatible with maintaining the auditors' independence;

(iii)	to request from the auditors a written affirmation that they are independent auditors under the federal securities laws and standards adopted by the PCAOB; and
(iv)
to discuss with the auditors any disclosed relationships or services that may impact the objectivity, impartial judgment, and independence of the auditors and for taking, or recommending that the Board take, appropriate action to oversee the independence of the auditors.

(i) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund's financial statements and accounting principles and practices.
(j) To review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund.
(k) To consider any reports of audit problems or difficulties that may have arisen during the course of the audit, including any limitations of the scope of the audit, and management's response thereto.
(l) To review communications from the Fund's Chief Executive Officer – Finance and Administration, and Chief Financial Officer and Chief Accounting Officer concerning (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls over financial reporting, and to review requested communications from management for any other purposes the Committee deems appropriate.
(m) In connection with the preparation of the Audit Committee Report (NYSE and NYSE American-listed Funds only):
(i)	to review and discuss the audited financial statements of the Fund with management;
(ii)	to discuss with the auditors the matters required to be discussed by the statement on AS No. 1301, as amended;
(iii)
to receive the written disclosures and the letter(s) from the auditors required by applicable requirements of the PCAOB regarding the auditor's communications with the Committee concerning independence (referred to in paragraph (h) above), and discuss with the auditors the auditor's independence; and

(iv)
based on the review and discussions referred to in paragraphs (i) through (iii) above, to recommend to the Board that the audited financial statements be included in the Fund's annual report on Form N-CSR for the last fiscal year for filing with the SEC.

(n) To review and discuss, as appropriate, the Fund's earnings press releases (including the type and presentation of information to be included therein, paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as any financial information and earnings guidance provided to analysts and rating agencies.  (NYSE-listed Funds only)
(o) To review and discuss the Fund's processes with respect to risk assessment and risk management.
(p) To set clear policies relating to the hiring by entities within Franklin Templeton Investments of employees or former employees of the auditors.
(q) To evaluate, as either part of the full Board or as a Committee, its performance at least annually.
(r) To review potential conflict of interest situations where appropriate in connection with the Fund's ongoing review of all related party transactions.
(s) To inform the chief legal officer ("CLO") and chief executive officer ("CEO") of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, "affiliates").  In connection therewith, the Committee shall:
(i)	determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or its affiliates;
(ii)
if the Committee determines such an investigation is necessary or appropriate, (A) notify the Board; (B) initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and (C) retain such additional expert personnel as the Committee deems necessary to assist in the investigation;

(iii)
at the conclusion of any such investigation, (A) recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (B) inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted;

(iv)
acting by majority vote, take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take; and

(v)	otherwise respond to evidence of a material violation.

IV	Other Functions and Procedures of the Committee.
(a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions, as may be necessary to fulfill its responsibilities.  The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III(c), above; and (ii) management's internal audit department to review and discuss internal audit functions and reports.  The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate.  The Committee shall meet separately, periodically, with management and with the auditors.
(b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund's adviser regarding accounting, internal accounting controls, or accounting matters relating to the Fund; and (ii) the confidential, anonymous submission by employees of the Fund or Franklin Resources, Inc. and its subsidiaries of concerns regarding questionable accounting or auditing matters.
(c) The Committee shall have the authority to engage special or independent counsel, experts and other advisers as and when it determines necessary to carry out its duties.
(d) The Fund must provide for appropriate funding, as determined by the Committee in its capacity as a Committee of the Board, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee (under paragraph (c) above); and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
(e) The Committee shall have unrestricted access to the Fund's management and management of the Fund's adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.
(f) The Committee shall report its activities to the Board, including any issues that arise with respect to the quality or integrity of the Fund's financial statements, the Fund's compliance with legal or regulatory requirements, or the qualifications, performance and independence of the Fund's auditors, and make such recommendations as the Committee may deem necessary or appropriate.
(g) The Committee shall review and assess the adequacy of this Charter annually, or more frequently if it chooses, and recommend any changes to the Board.  The Board shall adopt and approve this Charter and may amend it on its own motion.
(h) The Committee shall meet jointly with the Audit Committees of the other Funds within the Franklin Templeton Investments Fund complex as may be appropriate, including to attend presentations and review proposals and other matters of common concern to all such Audit Committees.
(i) Pursuant to delegated authority from the Board, and at the request of the applicable investment manager of the Fund (the "Investment Manager"), the Committee, or an appointed delegate of the Committee as applicable, shall provide proxy voting instructions as a representative of the Fund to the Investment Manager in certain situations where the Investment Manager has identified a material conflict of interest between the Investment Manager or one of its affiliates and an issuer (i.e., the Committee or its appointed delegate will approve or disapprove the Investment Manager's voting recommendation).

(j) To the extent applicable to the Fund, the Committee shall comply with such other rules of the applicable national securities exchanges and the SEC applicable to exchange-listed funds, as such may be adopted and amended from time to time.  (Exchange-listed Funds only)

APPENDIX A
Amended as of October 4, 2017
EXCHANGE-LISTED FUNDS
Funds listed on New York Stock Exchange LLC ("NYSE-listed Funds")
Franklin Universal Trust
Templeton Dragon Fund, Inc.
Templeton Emerging Markets Fund
Templeton Emerging Markets Income Fund
Templeton Global Income Fund
Fund listed on NYSE American LLC ("NYSE American-listed Fund")
Franklin Limited Duration Income Trust
Funds listed on NYSE Arca, Inc.
Franklin ETF Trust
Franklin Liberty Short Duration U.S. Government ETF
Franklin Templeton ETF Trust
Franklin FTSE Asia ex Japan ETF
Franklin FTSE Australia ETF
Franklin FTSE Brazil ETF
Franklin FTSE Canada ETF
Franklin FTSE China ETF
Franklin FTSE Europe ETF
Franklin FTSE Europe Hedged ETF
Franklin FTSE France ETF
Franklin FTSE Germany ETF
Franklin FTSE Hong Kong ETF
Franklin FTSE India ETF
Franklin FTSE Italy ETF
Franklin FTSE Japan ETF
Franklin FTSE Japan Hedged ETF
Franklin FTSE Mexico ETF
Franklin FTSE Russia ETF
Franklin FTSE South Korea ETF
Franklin FTSE Switzerland ETF
Franklin FTSE Taiwan ETF
Franklin FTSE United Kingdom ETF
Franklin Liberty Intermediate Municipal Opportunities ETF
Franklin Liberty International Opportunities ETF
Franklin Liberty Investment Grade Corporate ETF
Franklin Liberty Municipal Bond ETF
Franklin Liberty U.S. Low Volatility ETF
Franklin LibertyQ Emerging Markets ETF
Franklin LibertyQ Global Dividend ETF
A-1

Franklin LibertyQ Global Equity ETF
Franklin LibertyQ International Equity Hedged ETF
Funds listed on Bats BZX Exchange, Inc.
Franklin Templeton ETF Trust
Franklin LibertyQ U.S. Equity ETF
Franklin LibertyQ U.S. Mid Cap Equity ETF
Franklin LibertyQ U.S. Small Cap Equity ETF
A-2

FRANKLIN TEMPLETON INVESTMENTS

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **LIVE** with a live operator when you call toll-free **(800) 431-9642** Monday through Friday 9 a.m. to 10 p.m. Eastern time

FRANKLIN LIMITED DURATION INCOME TRUST
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 4, 2018

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The undersigned hereby revokes all previous proxies for his or her shares of Franklin Limited Duration Income Trust (the "Fund") and appoints Craig S. Tyle, Alison Baur and Karen L. Skidmore, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 1:00 p.m., Pacific time on September 4, 2018, including any postponements or adjournments thereof, upon the matter set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of the Fund. The Board unanimously recommends that you vote "FOR" the proposals. The proxy will be voted as specified by the undersigned. **If no specification is made, this proxy shall be voted in accordance with the Trustees' recommendations as set forth in the Proxy Statement including voting FOR all nominees for Trustee.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON September 4, 2018. The Proxy Statement is also available at http://www.proxyonline.com/docs/FT2018.pdf.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

FRANKLIN LIMITED DURATION INCOME TRUST

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS AND SUB-PROPOSALS:

	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT
(1) J. Michael Luttig (2) Gregory E. Johnson	O	O	O

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.

____

	FOR	AGAINST	ABSTAIN
2a. To amend the fundamental investment restriction regarding borrowing;	O	O	O
2b. To amend the fundamental investment restriction regarding underwriting;	O	O	O
2c. To amend the fundamental investment restriction regarding lending;	O	O	O
2d. To amend the fundamental investment restriction regarding investments in real estate;	O	O	O
2e. To amend the fundamental investment restriction regarding investments in commodities;	O	O	O
2f. To amend the fundamental investment restriction regarding issuing senior securities;	O	O	O
2g. To amend the fundamental investment restriction regarding industry concentration; and	O	O	O

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

2h.	To amend the fundamental investment restriction regarding diversification requirements.	O	O	O

MARK "X" HERE IF YOU PLANT TO ATTEND THE MEETING ☐

REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]